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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 14, 2000

                               VIEWCAST.COM, INC.
                               ------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         DELAWARE                           000-29020                    75-2528700
         --------                           ---------                    ----------
(STATE OF INCORPORATION)            (COMMISSION FILE NUMBER)          (I.R.S. EMPLOYER
                                                                      IDENTIFICATION NO.)

            2665 VILLA CREEK DRIVE, SUITE 200, DALLAS, TEXAS                75234
            ------------------------------------------------                -----
                  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (972) 488-7200


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ITEM 5. OTHER EVENTS

         Effective September 14, 2000, holders of $3.0 million principal amount of 7% Senior Convertible Debentures due 2004 (the Debentures) converted their
Debentures to common stock of the Company. The Debentures were issued in April
2000 as part of a $4.45 million total notes offering, and were converted at a price of $4.50 per share resulting in the issuance of 666,666 common shares.

         On September 26, 2000, the Company issued a press release regarding the conversion of the Debentures. The press release is attached to this Report as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                 None.

        (b)      PRO FORMA FINANCIAL INFORMATION.

                 None.

        (c)      EXHIBITS.

                 99.1    Press Release dated September 26, 2000



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ViewCast.com, Inc.
September 27, 2000                       By: /s/ Laurie L. Latham
                                             -----------------------------------
                                             Laurie L. Latham
                                             Chief Financial Officer




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                                INDEX TO EXHIBITS


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
EXHIBIT
NUMBER             DESCRIPTION
-------            -----------

  99.1             Press Release dated September 26, 2000